Exhibit 99.1

RLJ Lodging Trust Appoints Robert J. “Bob” McCarthy to Expanded Board of Trustees

Bob McCarthy, Marriott International’s former Chief Operations Officer, Brings More Deep Operational Expertise and Lodging Industry Leadership to RLJ’s Board

Bethesda, MD, February 13, 2018 — The Board of Trustees (the “Board”) of RLJ Lodging Trust (“the Company”) (NYSE: RLJ) has, on the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Robert J. “Bob” McCarthy, former Chief Operations Officer and Group President at Marriott International, as a Trustee. His appointment as a new independent member of the Board is effective immediately, and he will join the Board’s Nominating and Corporate Governance Committee.  Mr. McCarthy will stand for election as a Board-recommended nominee at the 2018 Annual Meeting of Shareholders.  Mr. McCarthy is the fourth new Trustee welcomed to the Board within the past one and a half years and follows the appointment of Patricia Gibson, a seasoned investment professional with more than 24 years of experience in the real estate space, to the Board in September 2017. The Board’s average tenure is 4.1 years.

RLJ believes Mr. McCarthy will add immediate value in overseeing and guiding RLJ’s strategies for unlocking value. Prior to becoming the Chairman of Hotel Development Partners, LLC (“HDP”) in March of 2014, Mr. McCarthy’s thirty-eight year career at Marriott International culminated in service as Chief Operations Officer, where he oversaw Global Lodging Services and The Ritz Carlton, and shared reporting responsibilities for Marriott’s four continental operating divisions spanning 4,000 hotels across 20 lodging brands. Before becoming COO, Mr. McCarthy served as Marriott International’s Group President of the Americas, where his responsibilities included the oversight of more than 3,000 hotels and 120,000 associates. He has multifaceted operational experience, including oversight of revenue management, sales, marketing, brand management, operations, architecture and construction, and information services functions.

In addition to serving as Chairman of HDP, Mr. McCarthy is an investor and board member of MeetingPlay, a technology company serving the hospitality industry.  He is also a partner and an advisor in Armature Works, a Washington, D.C. mixed-use development project that includes hotel, condominium, apartment and retail components.

“We are delighted to welcome Bob McCarthy to RLJ’s Board of Trustees,” said Robert L. Johnson, founder and Chairman of the Company. “Bob has had a stellar track record of success in the lodging industry and his unparalleled operations expertise, combined with his leadership and hotel development experience will be of tremendous value to the Company and shareholders in both the near- and long-term.”

“Over the last seven years, I have watched RLJ establish itself as a premier lodging REIT in the industry,” said Mr. McCarthy. “It will be a privilege to put my decades of lodging operations, marketing and brand experience to work on behalf of the Company and shareholders, and to serve alongside such a talented and engaged group of trustees.”

“As a Board, we are always looking for world-class individuals to complement the diverse and strategically relevant skillsets represented on our Board, and Bob is an example of the high standards we set,” said Senator Evan Bayh, Chairman of the Company’s Nominating and

Corporate Governance Committee. “After our discussions with him, it became clear to me and the other members of the Board that Bob McCarthy would hit the ground running and be an invaluable asset to the Company and to RLJ’s investors as we drive forward in creating value for all of our shareholders.”

Mr. McCarthy’s appointment increases the size of the Company’s Board from eight to nine members.  Recent shareholder-aligned actions at RLJ include adding new independent Trustees to the Board of Trustees, providing investors with a clear strategic roadmap and associated timeframes for unlocking value, appointing a new senior vice president of corporate strategy and investor relations and a new executive vice president of asset management (each reporting to our Chief Operating Officer),  working closely with our Trustees to ensure strong shareholder engagement practices, implementing majority voting for Trustee elections, granting shareholders the right to amend the Company’s bylaws, and adopting performance-based equity award programs under which payouts are based on satisfying both absolute and relative total shareholder return metrics.

About Robert J. McCarthy

Mr. McCarthy has served as the Chairman of HDP since March of 2014. From 1975 until his retirement in 2014, Mr. McCarthy worked for Marriott International, where he served in a variety of leadership positions, including Senior Vice President, Northeast Region from 1995 to 2000; Executive Vice President, Operations from 2000 to 2002; President, North America from 2003 to 2009; Group President from 2009 to 2011, and Chief Operations Officer from March 2012 until February 2014. Mr. McCarthy is a director of Santander Consumer USA Holdings, Inc., where he serves on the audit and compensation committees, and leads the regulatory and compliance oversight committee.

Mr. McCarthy holds a bachelor’s degree in Business Administration from Villanova University, where he is also a member of the Board of Trustees. Mr. McCarthy is also a graduate of the Advanced Management Program at the Wharton School of Business at the University of Pennsylvania. Previously, Mr. McCarthy served as a member of the Dean’s Advisory Board at Cornell University School of Hotel Administration, the Dean’s Advisory Board at Villanova University School of Business and as a founding board member, as well as Chairman, of Avendra, LLC, the procurement company serving the hospitality industry.

About Us

RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company’s portfolio consists of 157 hotels with approximately 30,800 rooms located in 26 states and the District of Columbia and an ownership interest in one unconsolidated hotel with 171 rooms.

Contacts:

Leslie D. Hale, Chief Operating Officer and Chief Financial Officer,

RLJ Lodging Trust — (301) 280-7774

For additional information or to receive press releases via email, please visit our website:

http://rljlodgingtrust.com

Forward-Looking Statements

This release contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.